Exhibit 99.2

Fourth Quarter Fiscal 2021 Earnings Supplementary Information March 2022

What We Are

A MULTI-DIMENSIONAL SPORTS & ENTERTAINMENT COMPANY




THE PERFECT 10


HOFL

THEMED, EXPERIENTIAL DESTINATION ASSETS		MEDIA		GAMING
Themed Attractions	←	Original Content	→	Fantasy Sports
Hospitality		High-Profile Partnerships		eGaming
Live Entertainment	←	Sponsorships	→	Sports Betting

2

Present & Future Revenue Streams

CREATING A MULTI-DIMENSIONAL ENTERTAINMENT & MEDIA COMPANY



Stadium
Waterpark
Hotels
Play-action Plaza & Retail
Centers for Excellence & Performance
Sports Complex
Sports Betting & Fantasy Sports
Sponsorships & Media
Synergistic Revenue Enhancement
HOFL
Destination-Based/Physical Assets
Offsite & Non-Physical Assets

3

Key Plays

KEY EVENTS ACHIEVED IN FOURTH QUARTER

HALL OF FAME RESORT & ENTERTAINMENT CO.

December
Close financing for Constellation Center For Excellence

December
Announce agreement with Rush Street Interactive



RUSH STREET INTERACTIVE

HALL OF FAME VILLAGE | powered by Johnson Controls

November
Sign multi-year, multi-million-dollar sponsorship agreement with CommScope

November
Sign multi-year, multi-million-dollar sponsorship agreement with ForeverLawn

November
Hall of Fame Village Holiday Kickoff

December
OHSAA Football Championships

December
2021 Division III Stagg Bowl Championships

December
Announce SMOOSH Cookies location owned by Pro Football Hall of Famer Isaac Bruce in Fan Engagement Zone


HALL OF FAME VILLAGE
Johnson Controls

HALL OF FAME VILLAGE MEDIA

October
Announce partnership with Whistle Studios and WaV Sports to produce docuseries *The Academy*

November
Finish production of *The Perfect Ten* in partnership with NFL Films to produce the documentary

NFL FILMS





HOFL

Team Standings
Final

West

1. Chicago Hogmollies
2. L.A. Sidekicks
3. Texas Y'allers

East

1. NY Bodega Cats
2. Boston Barflies
3. Atlanta Hot Wings

2021-2022 Champions

ATLANTA HOT WINGS

4

Key Plays

KEY EVENTS IN FIRST QUARTER

HALL OF FAME RESORT & ENTERTAINMENT CO.

January
Announce agreement with Genesis Global Ltd

January
Announce partnership with Allied Sports

February
Announce debt restructuring of $38M

January/February/March
Receive terms sheets for PACE, TDD and Senior Lender loans for Center for Performance, Tom Benson Hall of Fame Stadium, Fan Engagement Zone, and Tapestry Hotel | Waterpark

genesis

allied sports

HALL OF FAME VILLAGE powered by Johnson Controls

February
Announce Fatherhood Festival in June

February
Announce multi-year partnership with Cleveland Clinic

February
Announce USFL Semifinal and Championships games held at Tom Benson Hall of fame Stadium

USFL UNITED STATES FOOTBALL LEAGUE

Cleveland Clinic



HALL OF FAME VILLAGE MEDIA

January
Announce partnership with former NFL player Rashad Jennings

February
Announce partnership with Pro Football Hall of Fame and I Got It to develop, market and sell NFTs



I Got It

PRO FOOTBALL HALL OF FAME CANTON OHIO

HOFL

February
Season recap on Twitch co-hosted with former NFL player Ahman Green and Jeff Eisenband


HALL OF FANTASY LIVE
SEASON FINALE EVENT
FEATURING SPECIAL GUESTS:
FEBRUARY 8TH 8:30PM ET
TERRELL DAVIS
JEFF EISENBAND
AHMAN GREEN
twitch
HOFL

ATLANTA HOT WINGS · PHILADELPHIA POWDERKEGS · BOSTON BARFLIES · POCKET KINGS VEGAS · NEW YORK BODEGA CATS · TEXAS Y'ALLERS · LOS ANGELES SIDEKICKS! · OHIO GOATS · HOGMOLLIES CHI · SEATTLE HAZE

5

Construction Timeline C O N S T E L L A T I O N C E N T E R F O R E X C E L L E N C E 2021 2022 COMPLETION

Construction Timeline H A L L O F F A M E V I L L A G E S P O R T S C O M P L E X 2021 2022 2023 EXPECTED CO M PL E T I ON

Construction Timeline F A N E N G A G E M E N T Z O N E 2021 2022 2023 EXPECTED CO M PL E T I ON

Construction Timeline C E N T E R F O R P E R F O R M A N C E 2022 2023 EXPECTED CO M PL E T I ON

Construction Timeline

UPDATED TO REFLECT CURRENT SUPPLY CHAIN ENVIRONMENT

	2021		2022				2023			
	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Constellation Center for Excellence	CONSTRUCTION COMPLETED									
Sitework	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION COMPLETED
Fan Engagement Zone (Retail I)	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION COMPLETED					
Fan Engagement Zone (Retail II)	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION COMPLETED					
Center for Performance	DESIGN REFINEMENT	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION COMPLETED					
Tapestry Hotel	DESIGN REFINEMENT	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION COMPLETED		
Waterpark	DESIGN REFINEMENT	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION COMPLETED
East Endzone	CONSTRUCTION COMPLETED									
Sports Complex	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION	CONSTRUCTION COMPLETED					

DESIGN REFINEMENT
CONSTRUCTION
CONSTRUCTION COMPLETED

FY22 and FY26 Financial Outlooks N O C H A N G E S T O P R I O R E X P E C T A T I O N S FY2022 Revenue M i d - $30M Range Adjusted EBITDA Loss in Mid - Teen Range Note: Figures in Dollars and Millions FY2026 Revenue $150M Adjusted EBITDA $50M 11

R E S T R U C T U R E D Debt Profile $5 . 2 $ 1 5 . 3 $26 . 7 $27 . 7 $4.5 $ 3 7 . 2 FY 22 FY 23 FY 24 FY 25 FY 26 Beyond FY26 $ in millions $4 3. 4 $ 3. 0 $27 . 7 $4 . 5 $ 3 7 . 2 FY 22 $0 . 0 FY23 FY 24 FY 25 FY 26 Beyond FY26 $ in millions D E B T A N D L E N G T H E N E D M A T U R I T I E S Q4 2021 12 Current Profile Loan Maturity By Fiscal Year Total Debt - $115.7M Weighted Average Maturity – 5.7 years Loan Maturity By Fiscal Year Total Debt - $116.6M Weighted Average Maturity – 6.3 years 12 - MONTH EXTENSION OF $15.3M DOUBLETREE LOAN TO SEPTEMBER 2023; EXTENSIONS OF JKP AND IRG NOTES LONG - TERM LOAN PLUS $850K RELATED TO IRG PAYABLES TO MARCH 2024

Financial Results K E Y F I N A N C I A L R E S U L T S ($ in millions, except per share data) Q4 FY21 Q4 FY20 Revenue $3 . 0 $1 . 8 Loss from Operations ($ 7 .8) ($10 . 5) Adjusted EBITDA* ($ 4 .8) ($ 7 .4) Net Income (Loss) $9.3 ($1 4 .2) Net Income (Loss) per share, basic and diluted $0.10 ($0 . 16) *See page 16 for EBITDA and Adjusted EBITDA reconciliation. See page 15 for a statement regarding use of non - GAAP financial measures. 13

Forward - Looking Statements This presentation, and the accompanying oral presentation, contain “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words and phrases such as “opportunity,” “future,” “will,” “goal,” and “look forward” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors, among others, that may affect actual results or outcomes include the Company’s ability to manage growth ; the Company’s ability to execute its business plan and meet its projections, including obtaining financing to construct planned facilities ; potential litigation involving the Company ; changes in applicable laws or regulations ; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry ; the potential adverse effects of the ongoing global coronavirus (COVID - 19 ) pandemic on capital markets, general economic conditions, increased inflation, unemployment and the Company’s liquidity, operations and personnel, the inability to maintain the listing of the Company’s shares on Nasdaq, as well as those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC . The Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . We are unable to reconcile forward - looking projections of adjusted EBITDA to its nearest GAAP measure because the nearest GAAP measure is not accessible on a forward - looking basis . 14

Statement Regarding Use of Non - GAAP Financial Measures Hall of Fame Resort and Entertainment Company (“HOFV”) reports its financial results in accordance with accounting principals generally accepted in the United States (“GAAP”) and corresponding metrics as non - GAAP financial measures . The presentation includes references to the following non - GAAP financial measures : EBITDA and adjusted EBITDA . These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance . Management believes that reporting these non - GAAP financial measures is useful to investors as these measures are representative of the company’s performance and provide improve comparability of results . See the table below for the definitions of the non - GAAP financial measures referred to above and corresponding reconciliations of these non - GAAP financial measures to the most comparable GAAP financial measures . Non - GAAP financial measures should be viewed as additions to, and not as alternatives for the Company’s results prepared in accordance with GAAP . In additional, the non - GAAP measures the Company uses may differ from non - GAAP measures used by other companies, and other companies may not define the non - GAAP measures the company uses in the same way . Additional Information The following trademarks and corresponding logos are the trademarks of their respective owners: Rush Street Interactive, NFL Films, Genesis Global Ltd., Allied Sports, Cleveland Clinic, I Got It, Pro Football Hall of Fame, United States Football League (“USFL”), Grambling State University, Tennessee State University, Special Olympics Ohio, Johnson Controls International PLC, and Constellation Energy. 15

Non - GAAP Reconciliation 16 Adjusted EBITDA reconciliation ($ in millions) 3 Months Ended December 31, 2021 3 Months Ended December 31, 2020 Net income (loss) attributable to HOFRE stockholders $ 9 . 3 ( $ 1 4.2) (Benefit from) provision for income taxes - - Interest expense 0 .. 6 0 . 9 Depreciation expense 3.3 2.9 Amortization of discount on note payable 1.4 0 . 8 EBITDA 14 . 7 (9 . 6) Loss on forgiveness of debt - 3.4 Business combination costs - - Impairment expense - - Change in fair value of warrant liability ( 1 9. 5 ) ( 1 . 2) Adjusted EBITDA ($ 4 . 8 ) ($ 7 . 4 )

Who We Are W H A T W E D O As a world - class resort and sports entertainment company, we do what no other company can through our unique brand partnerships and direct access to exclusive content. By doing this, we create exceptional experiences across multiple platforms that honor the past and inspire the future. With this unwavering purpose, we strive to maximize shareholder value and pursue excellence. Honor the Past, Inspire the Future 17

Inspiring unique and exhilarating sports and entertainment experiences that maximize growth and fan engagement. We create exceptional sports - inspired destination, media, and gaming experiences that uniquely leverage brand partnerships and direct access to exclusive content. V I S I O N M I S S I O N V A L U E S With our connection to sport, we exemplify these values: Inspiration, Teamwork, Respect, Integrity, Excellence 18

For more information, please contact: Investor Relations (330) - 458 - 9176 I n v e s t o r . R el a tio n s@ h o f r e c o. c om 2626 Fulton Drive NW Canton, OH 44718 www.ir.hofreco.com